STATEMENT OF ADDITIONAL INFORMATION

GIORDANO FUND

January 28, 2008

                                  As amended and restated on February 29, 2008

A series of the
Giordano Investment Trust
2530 Riva Road, Suite 312

                      Annapolis, Maryland 21401

                         Telephone No. 1-800-773-3863

TABLE OF CONTENTS

Page

OTHER INVESTMENT POLICIES	2
INVESTMENT LIMITATIONS	11
PORTFOLIO TRANSACTIONS	12
DESCRIPTION OF THE TRUST	14
MANAGEMENT AND OTHER SERVICE PROVIDERS	14
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	21
SPECIAL SHAREHOLDER SERVICES	23
DISCLOSURE OF PORTFOLIO HOLDINGS	23
NET ASSET VALUE	24
ADDITIONAL TAX INFORMATION	25
ADDITIONAL INFORMATION ON PERFORMANCE	27
FINANCIAL STATEMENTS	30
APPENDIX A – DESCRIPTION OF RATINGS	31
APPENDIX B – PROXY VOTING POLICIES	35

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Giordano Fund (“Fund”), dated the same date as this SAI (“Prospectus”), and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund’s Prospectus, Annual Reports, and/or Semi-annual Reports may be obtained at no charge by writing or calling the Fund at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

OTHER INVESTMENT POLICIES

The Giordano Investment Trust (“Trust”) was organized on June 13, 2005 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund is a separate, diversified series of the Trust. The following policies supplement the Fund’s investment objective and policies as described in the Prospectus for the Fund. Attached to the SAI is Appendix A, which contains descriptions of the rating symbols used by Rating Agencies for securities in which the Fund may invest.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

EQUITY SECURITIES. The equity portion of the Fund’s portfolio will generally be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market as described in the Prospectus. In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks and convertible preferred stocks. Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will most likely decline.

FOREIGN SECURITIES. The Fund may invest in foreign securities represented by American Depository Receipts (“ADRs”). ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States.

CONVERTIBLE SECURITIES. Although the equity investments of the Fund consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, Giordano Asset Management, LLC, the Fund’s investment advisor (“Advisor”), believes that a company’s convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

REAL ESTATE SECURITIES. Although the Fund will not invest directly in real estate, the Fund may invest in securities of issuers primarily engaged in or related to the real estate industry. The Fund may invest in real estate investment trusts

(“REITs”) and real estate operating companies, as well as other types of real estate securities such as publicly traded common stock, preferred stock, limited partnerships (including real estate master limited partnerships), rights or warrants to purchase common stock or convertible securities of corporations engaged in real estate development, or companies whose financial prospects are deemed by the Advisor to be real estate oriented and consistent with the Fund’s investment objectives. A REIT is a pooled investment vehicle that is organized as a corporation or business trust that invests primarily in income producing real estate or real estate loans or interests. Therefore, an investment in REITs or other real estate securities is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the clean-up of and liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying a REIT’s investments are concentrated geographically, by property type or in certain other respects, the REIT may be subject to certain of the foregoing risks to a greater extent. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the U.S. Internal Revenue Code and failing to maintain their exemptions from registration under the 1940 Act.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would the value of investments in fixed rate obligations. Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, trade less frequently and in a limited volume, and be subject to more abrupt or erratic price movements than larger company securities.

CORPORATE AND MUNICIPAL DEBT SECURITIES. The Fund may invest in fixed income investments, including corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity, or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P’s”) or Fitch Investors Service, Inc. (“Fitch”), or if not rated, of equivalent quality in the Advisor’s opinion). In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P’s or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P’s or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody’s, S&P’s, and Fitch are contained in Appendix A to this SAI. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

INVESTMENTS IN OTHER INVESTMENT COMPANIES. Investments by the Fund in other investment companies entail a number of risks unique to a fund of funds structure. These risks include the following:

Multiple Layers of Fees. By investing in other investment companies indirectly through the Fund, prospective investors will directly bear the fees and expenses of the Fund’s Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well. As such, this multiple or duplicative layer of fees will increase the cost of an investment in the Fund.

Lack of Transparency. The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment company may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor. A Fund has no control over the risks taken by the underlying Portfolio Funds in which it invests.

Lack of Registration and Disclosure. The other investment companies’ managers (and the other investment companies themselves) are generally private entities that are often exempt from registration (and their securities likewise are often exempt from registration) under federal and state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may increase the risk of loss associated with the Fund’s investments in other investment companies. Consequently, this may increase the risk of loss of an investment in the Fund.

Valuation of Portfolio Funds. Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of the Fund’s investments in Portfolio Funds and valuations of the underlying securities held by the other investment company. As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the NAV of the Fund could be adversely impacted and an investor could incur a loss of investment in the Fund.

Illiquidity of Investments By and In Other Investment Companies. Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale. Further, the Fund may not be able to redeem its interests in other investment companies’ securities that it has purchased in a timely manner. If adverse market conditions were to develop during any period in which the Fund is unable to redeem its interests in the other investment company, the Fund may suffer losses as a result of this illiquidity. As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies. As a result, any such losses could adversely affect the value of the Fund’s investment in the other investment companies and an investor could incur a loss of investment in the Fund.

Lack of Diversification. There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities. As a result, the investments made by the other investment company are subject to greater volatility as a result of this concentration than if the other investment company had a non-concentrated and diversified portfolio of investments. Thus, the Fund’s portfolio (and by extension the value of an investment in the Fund) may therefore be subject to greater risk than the portfolio of a similar fund with investments in underlying other investment companies that are diversified.

Use of Leverage. The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When the other investment company borrows money or otherwise leverages its portfolio of investments, doing so may exaggerate changes in the net asset value of the shares of the other investment company and in the return on the other investment company’s investments. Borrowing will also cost the other investment company interest expense and other fees. As such, the value of the Fund’s investment in the other investment company may be more volatile and all other risks (including the risk of loss of an investment in the other investment company) tend to be compounded or magnified. As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Fund’s investment in the other investment companies and an investor could incur a loss of investment in the Fund.

RISKS OF INVESTMENT IN PREFERRED STOCK. There are special risks associated with investing in preferred stock, including the following:

Deferral and Nonpayment. Preferred stock may include provisions that permit the issuer, at its discretion, to defer or fail to pay distributions for a stated period without any adverse consequences to the issuer.

Subordination. Preferred stock may be subordinated to bonds and other debt securities in a company's capital structure in terms of priority to corporate income and liquidation payments upon the bankruptcy or other liquidation of the issuer, and therefore will be subject to significantly greater credit risk than more senior debt instruments. Consequently, in the event an issuer were to go through a bankruptcy or liquidation, the subordinated right to payment of the Fund as a holder of the issuer's preferred stock could adversely affect the value of the Fund's investment and an investor could incur a loss of investment in the Fund as a result.

Liquidity. Preferred stock may be more thinly traded and substantially less liquid than many other types of securities, such as common stocks or U.S. government securities. This lack of market liquidity may adversely affect the value of the Fund's investment in the preferred stock, and an investor could incur a loss of investment in the Fund as a result.

Limited Voting Rights. Generally, preferred stock offers no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods.

Special Redemption Rights. The terms of a preferred stock series may, in certain circumstances, allow the issuer of the preferred stock to redeem the securities prior to a specified date. As with call provisions, a redemption by the issuer may negatively impact the return of the shares of preferred stock held by the Fund.

MONEY MARKET INSTRUMENTS. The Fund may invest in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P’s, or Fitch, or if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations that are redeemable upon demand of the holder and permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

SENIOR SUBORDINATED UNSECURED CORPORATE BONDS. The Fund may invest in senior subordinated corporate bonds without regard to rating categories or other measures of credit quality. Such bonds will not be secured by mortgages and other liens, and as such, will be unsecured. Senior unsecured subordinated corporate bonds, while senior in right of payment and distribution priority to certain creditors, are nevertheless still subordinated in right of payment and distribution priority to other creditors that hold more senior debt instruments or debt instruments secured by a mortgage or other lien on specific assets of the borrower. If the corporate issuer of the bond goes into default, bankruptcy, reorganization, or liquidation, the Fund's investment in the subordinated bonds is subject to the risk of nonpayment because it is subordinated to the prior payment and satisfaction in full of more senior debt instruments held by other creditors. Therefore, the Fund could incur a loss of a portion or the entire amount of its investment in senior subordinated corporate bonds.

In addition, the Fund may have difficulty disposing of lower rated or non-rated senior subordinated unsecured corporate bonds because the trading market for such securities may be less liquid than the market for higher rated subordinated bonds. The lack of a liquid secondary market, as well as adverse publicity with respect to lower rated senior subordinated unsecured bonds or an issuer of such bonds, may have an adverse impact on market price and on the Fund's ability to dispose of its investments in senior subordinated unsecured bonds. The lack of a liquid secondary market may also make it more difficult for the Fund to obtain accurate market quotations for purposes of pricing the Fund's portfolio and calculating its net asset value. In addition, lower-rated or non-rated senior unsecured subordinated corporate bonds face major ongoing uncertainties and exposure to adverse business, financial or economic conditions affecting the issuer of the bond, which could lead to the inability to meet timely debt payments on the bond. Issuers of such bonds are often highly leveraged so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The market values of lower rated or non-rated senior subordinated unsecured corporate bonds tend to be more sensitive to company or issuer specific developments and changes in economic conditions than higher rated subordinated bonds. In addition, issuers of such bonds may not have more traditional methods of financing available to them, and therefore may be unable to repay the existing debt of the bond at maturity by refinancing.

U. S. GOVERNMENT SECURITIES. The Fund may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association (“GNMA”), as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. Government securities may also be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB). No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

REVERSE REPURCHASE AGREEMENTS. The Fund may also be involved with reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which the Fund sells (rather than buys) the securities and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund and is subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

ILLIQUID INVESTMENTS. The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Trustees of the Trust (the “Board” or “Trustees”), the Advisor determines the liquidity of the Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 (“144A Securities”) and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

FUNDING AGREEMENTS. The Fund may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

OPTIONS. The Fund may purchase and write put and call options on securities. The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

FUTURES CONTRACTS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on their initial and variation margin deposits.

The Fund will incur brokerage fees when it purchases and sells futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts. The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund will write options only on futures contracts that are “covered.” The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, U.S. Government securities, or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). The Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund’s portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging the Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Options and futures can be volatile instruments and involve certain risks. If the Advisor applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The Fund will not engage in transactions in futures contracts and related options for speculation. In addition, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations), or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets. In instances involving the purchase of futures contracts or the writing of put options by the Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged. In instances involving the sale of futures contracts or the writing of call options by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

FORWARD COMMITMENT & WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Fund could incur a short-term gain or loss.

SHORT SALES OF SECURITIES. The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, the Fund will borrow the security from a broker-dealer and generally pay a premium and transaction costs. The Fund then sells the borrowed security to a buyer in the market. The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund's short position obligations. If the Fund does not have the assets to cover a short sale, then the Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely.

In addition, the Fund may make short sales “against the box” i.e., when it sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Advisor has determined are creditworthy under guidelines established by the Board of Trustees. In determining whether the Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or letters of credit. The Fund might experience a loss if the borrower defaults on the loan.

The borrower must, at all times during the term of the loan, maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

PORTFOLIO TURNOVER. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during one year period. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The Fund may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Fund. High rates of portfolio turnover could lower performance of the Fund due to increased costs and may also result in the realization of capital gains. If the Fund realizes capital gains when it sells its portfolio investments, it must generally distribute those gains to shareholders, increasing their taxable distributions. Under normal circumstances, the anticipated portfolio turnover rate for the Fund is expected to be less than 100%.

TEMPORARY DEFENSIVE POSITIONS. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING. To the extent permitted under the 1940 Act and other applicable law, the Fund may borrow money. In the event that a Fund should ever borrow money under these conditions, such borrowing could increase the Fund’s costs and thus reduce the value of the Fund’s assets and returns to shareholders.

INVESTMENT LIMITATIONS

The Fund has adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund. Additionally, the Fund’s policy with respect to being diversified may not be changed without approval by holders of a majority of the outstanding voting shares of the Fund. A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, the Fund may not:

(1)

Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin;

(2)	Issue senior securities, except as permitted by the 1940 Act;

(3)

Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(4)

Pledge, mortgage, or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(5)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(6)	Make investments for the purpose of exercising control or management over a portfolio company;

(7)

Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances, and repurchase agreements shall not be deemed to be the making of a loan;

(8)

Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(9)

Purchase or sell real estate or direct interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs, mortgage-backed securities, and privately-held real estate funds); or

(10)	Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, the Fund may not:

(1)	Invest in interests in oil, gas, or other mineral exploration or development programs, although the Fund may invest in the common stock of companies that invest in or sponsor such programs; or

(2)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. The Advisor shall manage the Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Advisor and the Trust on behalf of the Fund (“Advisory Agreement”), which is described in detail under “Management and Other Service Providers – Investment Advisor.” The Advisor only serves as investment advisor for the Fund and any other series of the Trust, if any. Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any.

Brokerage Selection. The Fund has adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. The Advisor may not give consideration to sales of shares of the Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell the Fund’s shares so long as such transactions are effected in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the Advisor’s general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor’s past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, the Advisor may select brokers that charge a brokerage commission higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Fund and not all such services may be useful to the Advisor in connection with the Fund. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

The Fund may invest in securities traded in the over-the-counter market. In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

Aggregated Trades. While investment decisions for the Fund are made independently of the Advisor’s other client accounts, the Advisor’s other client accounts may invest in the same securities as the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner that the Advisor believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

For the fiscal years ended September 30, 2007 and September 30, 2006, the Fund paid brokerage commissions of $1,861and $2,431, respectively, a portion of which was indirectly paid to Capital Investment Group, Inc., the Distributor. Joseph A. Giordano, president of the Advisor, is affiliated with the Distributor by serving as a branch manager. The decrease in brokerage commissions for the Fund for the fiscal year ended September 30, 2007 was primarily due to lower cost of transactions.

Portfolio Turnover. The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. Because of increased portfolio trading primarily due to market conditions, the Fund’s portfolio turnover rate was higher for the fiscal year ended September 30, 2007 than for the fiscal year ended September 30, 2006.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on June 13, 2005, is an open-end management investment company. The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of one series: the Giordano Fund. Additional series and/or classes may be created from time to time. The number of shares in the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights. The Trust normally does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights whereby the holders of more than 50% of the shares voting for the x election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The Trustees are responsible for the management and supervision of the Fund. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Advisor and Fund; and oversee activities of the Fund. This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal;

(b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

TRUSTEES AND OFFICERS. The following table contains the names of the Trustees and officers of the Trust, their ages and addresses, their present positions with the Trust or the Fund, and their principal occupations during the past five years. Those Trustees who are “interested persons” (as that term is defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor are indicated in the table. The address of each Trustee and officer of the Trust, unless otherwise indicated, is 2530 Riva Road, Suite 312, Annapolis, Maryland 21401.

Name, Age and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Jonathan C. Hamley, 43	Trustee	Since 10/2005	Owner, Hamley Appraisals since December, 1996.	1	None
Murat M. Dorkan, 36	Trustee	Since 10/2005	Financial Advisor/Planner, Dorkan Financial Group, Inc. since November, 1993.	1	None
Thomas Z. Reed, 47	Trustee	Since 2/2008	Self employed Realtor and Agent (Associated with Long & Foster Real Estate, Inc.) since 1998.	1	None

Name, Age and Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee*
Joseph A. Giordano, 44*	Trustee, President, Treasurer, Principal Executive Officer, Principal Financial Officer, and Chief Compliance Officer	Since 10/2005	OSJ/Branch Manager, Capital Investment Group, Inc. (Distributor to the Fund) since July, 1992; President, Harbor Discount Investment Corporation (financial services company) since July, 1992; Vice-President, Harbor Investment Counsel (investment adviser) since April, 1999; Treasurer, Giordano Holding Corporation (stock holding company) since May, 1991; General Manager and President, Giordano Asset Management, LLC since January, 2005	1	None
* Mr. Giordano is an Interested Trustee because he is a Member of Giordano Asset Management, LLC, the investment advisor to the Fund.
Other Officers
Christopher D. Menconi, 39**	Assistant Secretary	Since 4/2007

Counsel, Morgan Lewis & Bockius, LLC (law firm), from January 2008 to present, Partner, Dykema Gossett, PLLC (law firm), August, 2006 to December 2007; Attorney, Morgan Lewis & Bockius, LLC, from April, 2001 to August, 2006.

				n/a	n/a
Jacob S. Brown, 27	Assistant Treasurer	Since 10/2007	Financial Reporting Manager, The Nottingham Company (administrator to the Fund) since 2003; previously Intern, Sara Lee Corporation (food products and household goods).	n/a	n/a
A. Vason Hamrick, 30	Secretary	Since 4/2007	Corporate Counsel, The Nottingham Company (administrator to the Fund) since 2004.	n/a	n/a
** Mr. Menconi is married to the sister of Mr. Giordano’s wife.

Trustee Standing Committees. The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee. The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and will meet periodically as necessary. The Audit Committee met once during the Fund’s last fiscal year.

Nominating Committee: All of the Independent Trustees are members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The Nominating Committee will meet only as necessary and did not meet during the Fund’s last fiscal year. The Nominating Committee will not consider nominees recommended by shareholders of the Trust.

Proxy Voting Committee: All of the Independent Trustees are members of the Proxy Voting Committee. The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or Distributor, on the other hand. The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if the Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which the Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee will meet only as necessary and did not meet during the Fund’s last fiscal year.

Qualified Legal Compliance Committee: All of the Independent Trustees are members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees, or agents. The Qualified Legal Compliance Committee will meet only as necessary and did not meet during the Fund’s last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of valuation date of December 31, 2007 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
Independent Trustees
Murat M. Dorkan	A	A
Jonathan C. Hamley	E	E
Thomas Z. Reed	D	D
Interested Trustees
Joseph A. Giordano	E	E
*Includes the one fund of the Trust.

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2007, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. Officers of the Trust and Trustees who are interested persons of the Trust or the Advisor will receive no salary or fees from the Trust. Independent Trustees are entitled to receive $2,000 each year plus $250 per Fund per meeting attended in person and $100 per Fund per meeting attended by telephone, but these Trustees have agreed to waive their fees until further notice. The Trust reimburses each Trustee and officers of the Trust for his or her travel and other expenses relating to attendance at such meetings. The following table reflects the amount of compensation received by each Trustee for the fiscal year ended September 30, 2007.

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Murat M. Dorkan	None	None	None	None
Jonathan C. Hamley	None	None	None	None
Thomas Z. Reed	None	None	None	None
Interested Trustees
Joseph A. Giordano	None	None	None	None

*Each of the Trustees serves as a Trustee to the one fund of the Trust.

CODES OF ETHICS. The Trust, Advisor, and Distributor each have adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, Advisor, and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to each such code of ethics). There can be no assurance that the codes will be effective in preventing such activities. The code permits employees and officers of the Trust, Advisor, and Distributor to invest in securities, subject to certain restrictions and pre-approval requirements. In addition, the Advisor’s code requires that portfolio managers and other investment personnel of the Advisor report their personal securities transactions and holdings, which are reviewed for compliance with the Trust’s and Advisor’s codes of ethics.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Fund, subject to oversight by the Trustees. Copies of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

No later than August 31 of each year, the Fund will file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX is available (i) without charge, upon request, by calling the Fund at 1-800-773-3863; and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL HOLDERS OF VOTING SECURITIES. As of January 14, 2008, no person “controls” the Fund as such term in defined under SEC regulations. As of January 14, 2008, the Trustees and officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) 54.83% of the then outstanding shares of the Fund. On the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of December 31, 2007.

Name and Address of Beneficial Owner	Amount and Nature of Ownership	Percent
Fedders Corporation Supplemental Retirement Plan II FBO SAL Giordano, Jr. 505 Martinsville Rd. P.O. Box 813 Liberty Corner, NJ 07922	34,482.819 shares held beneficially	14.62%

SAL/ Patrick J. Kirwin 813 Shades Creek Pky Birmingham, AL 35209	19,361.845 shares held directly	8.21%

SAL Jonathan C. Hamley 813 Shades Creek Pky Birmingham, AL 35209	12,632.363 shares held directly	5.35%

Sterne Agee & Leach Inc. Brian Kirwin 813 Shades Creek Pky Birmingham, AL 35209	12,604.678 shares held directly	5.34%

INVESTMENT ADVISOR. Information about the Investment Advisor, Giordano Asset Management, LLC, 2530 Riva Road, Suite 312, Annapolis, Maryland 21401, and its duties and compensation as Advisor is contained in the Prospectus. The Advisor supervises the Fund’s investments pursuant to the Advisory Agreement. The Advisory Agreement is effective for an initial two-year period and will be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the

Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty by the Trust on 60-days’ notice by the Trustees or by vote of a majority of the outstanding voting securities or upon 60-days’ notice by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its “assignment,” as such term is defined in the 1940 Act.

The Advisor manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. Joseph A. Giordano owns a controlling interest in the Advisor, is the portfolio manager of the Fund and, as such, is responsible for the day-to-day management of the Fund’s portfolio. Mr. Giordano is an affiliate of the Fund (as a member of its Board of Trustees) and of the Advisor (as its General Manager and President).

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Advisory Agreement.

As full compensation for the investment advisory services provided to the Fund, the Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund below $75 million, 0.75% on assets between $75 million and below $125 million, 0.70% on assets between $125 million and below $200 million, and 0.65% on assets over $200 million. For the fiscal years ended September 30, 2007 and September 30, 2006, the Advisor waived all of the investment advisory fees in the amounts of $20,987 and $11,951, respectively.

Portfolio Manager.

Compensation. Joseph A. Giordano is the portfolio manager of the Fund. He is not responsible for the day-to-day management of any other accounts. He is General Manager of the Advisor and as of December 31, 2007, a portion of his compensation is a fixed salary from the investment advisory fees received by the Advisor. Another portion of his compensation is based on various factors such as the asset level of the Fund and the profitability of the Advisor since the only client of the Advisor is the Fund and any future additional series of the Trust, as applicable.

Ownership of Fund Shares. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of December 31, 2007 stated as one of the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Giordano Fund
Joseph A. Giordano	$100,001- $500,000

ADMINISTRATOR. The Trust has entered into a Fund Accounting and Administration Agreement with The Nottingham Management Company d/b/a The Nottingham Company (“Administrator”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, pursuant to which the Administrator receives an administration fee at the following annual rates: on the first $50 million of the Fund’s net assets, 0.175%; on the next $50 million, 0.150%; on the next $50 million, 0.125%; on the next $50 million, 0.10%; on all assets over $200 million, 0.075%; with a minimum administration fee of $2,000 per month. In addition, the Administrator receives a monthly fund accounting fee of $2,250 for the first class of shares of the Fund and $750 for each additional class of shares of the Fund and an asset based fee of 1 basis point for accounting and recordkeeping services for the Fund. The Administrator also receives the following to procure and pay the custodian for the Trust: 0.02% on the first $100 million of the Fund’s net assets and 0.009% on all assets over $100 million plus transaction fees with a minimum annual fee of $4,800. The Administrator also charges the Fund for certain costs involved with the daily valuation of investment securities and is reimbursed for out-of-pocket expenses. For the fiscal year ended September 30, 2007, the Administrator received $24,000 in fund administration fees and $27,210 in fund accounting fees from the Fund. For the fiscal year ended September 30, 2006, the Administrator received $1,907 after waiving $184 of such fees and $20,360 in fund accounting fees after waiving $4,004 of such fees from the Fund.

The Administrator performs the following services for the Fund: (i) procures on behalf of the Trust, and coordinates with, the custodian and monitors the services it provides to the Fund; (ii) coordinates with and monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists or supervises the preparation by third parties of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator also provides certain accounting and pricing services for the Fund.

TRANSFER AGENT. The Trust has entered into a Dividend Disbursing and Transfer Agent Agreement with North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC (“Transfer Agent”), a North Carolina limited liability company, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent is compensated for its services based upon a $15 fee per shareholder per year, subject to a minimum fee of $1,750 per month, plus $500 per month for each additional class of shares. In addition, the Transfer Agent is entitled to reimbursement of actual out-of-pocket expenses it incurs on behalf of the Trust or the Fund. The address of the Transfer Agent is 116 South Franklin Street, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365. The Transfer Agent received $21,000 in fees from the Fund for the fiscal year ended September 30, 2007 and $15,750 in fees from the Fund for the fiscal year ended September 30, 2006.after waiving fees in the amount of $3,081.

DISTRIBUTOR. The Fund conducts a continuous offering of its securities. Capital Investment Group, Inc. (“Distributor”), Post Office Box 32249, Raleigh, North Carolina 27622, acts as the underwriter and distributor of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and assisting in sales of Fund shares pursuant to a distribution agreement (“Distribution Agreement”) approved by the Trustees. The Distributor is controlled by Richard K. Bryant, President of the Distributor, and Elmer O. Edgerton, Jr. Vice President of the Distributor.

The Distributor has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc. For its services, the Distributor is entitled to receive from the Trust an annual fee of $5,000, plus such other amounts as may be approved by the Trustees. The Distributor waived all of its fees for the fiscal year ending September 30, 2007 in the amount of $5,247 and for the fiscal year ending September 30, 2006 in the amount of $2,988. The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party and will terminate automatically in the event of its assignment. The Distributor, which is affiliated with the Advisor, serves as exclusive agent for the distribution of the shares of the Fund. Joseph A. Giordano, portfolio manager and affiliated person of the Fund, is also an affiliated person of the Advisor and Distributor.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act (see “Management of the Fund– Distributor” in the Prospectus). As required by Rule 12b-1, the Plan (together with the Distribution Agreement) has been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement. Potential benefits of the Plan to the Fund include improved shareholder services; savings to the Fund in transfer agency costs, advisory fees, and other expenses; benefits to the investment process through growth and stability of assets; and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Fund may expend up to 0.25% of the Fund’s average daily net assets annually to finance any activity primarily intended to result in the sale of Fund shares and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures, paid as service fees to any person who sells Fund shares, may not exceed 0.25% of the Fund’s average annual net asset value.

The Plan is a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Fund shares regardless of the level of expenditures made by the Distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan. The Distributor has indicated that it expects its expenditures to include, without limitation, the costs of: (i) printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Fund; (iii) holding seminars and sales meetings designed to promote the distribution of Fund shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Fund’s investment objectives and policies and other information about the Fund; (v) training sales personnel regarding the sale of shares of the Fund; and (vi) any other activity that the Distributor determines is primarily intended to result in the sale of Fund shares. The Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.

CUSTODIAN. U.S. Bank, N.A. (“Custodian”), Two Liberty Place, 50 S. 16th Street, Suite 2000, Mail Station EX-PA-WBSP, Philadelphia, PA 19102, serves as custodian for the Fund’s assets. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request, and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian receives from the Administrator a fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

COMPLIANCE SERVICES ADMINISTRATOR. The Trust has entered into a compliance services arrangement with Nottingham Compliance Services, LLC (“NCS”), 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina 27802-0069, in which NCS, a wholly-owned affiliate of the Administrator, assists the Trust’s Chief Compliance Officer in preparing and updating the Trust’s compliance manual and monitoring and testing compliance with the policies and procedures under the Trust’s compliance manual. NCS receives compensation from the Trust for this service at an annual rate of $7,750.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Trustees have selected the firm of Briggs Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 820, Philadelphia, Pennsylvania 19102-1732, to serve as the independent registered public accounting firm for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, and prepare the Fund’s federal, state, and excise tax returns.

Such firm will audit the financial statements of the Fund at least once each year. Shareholders receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or prospective investor requests the SAI.

LEGAL COUNSEL. Blackwell Sanders LLP, 4801 Main Street, Suite 1000, Kansas City, Missouri, 64112, serves as legal counsel to the Trust and the Fund.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to “Purchasing Shares” and “Redeeming Shares” in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemption in the Prospectus:

PURCHASES. Shares of the Fund are offered and sold on a continuous basis and may be purchased through authorized dealers or by contacting the Distributor or the Fund directly. Selling dealers have the responsibility of transmitting orders promptly to the Fund. The purchase price of shares of the Fund is based on the net asset value (“NAV”) next determined after the order is received, subject to the order being accepted by the Fund in good form. NAV is normally determined at the time regular trading closes on the New York Stock Exchange (“NYSE”) on days the NYSE is open for regular trading, as described under “Net Asset Value” below. The NAV per share of the Fund is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

The Fund reserves the right in its sole discretion to: (i) suspend the offering of its shares; (ii) reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund and its shareholders; and (iii) reduce or waive the minimum amount required for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions to or withdrawals from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are normally not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($50 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

PURCHASES IN KIND. The Fund may accept securities in lieu of payment for the purchase of shares in the Fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Purchase and Redemption – Determining the Fund’s Net Asset Value” in the Prospectus.

REDEMPTIONS. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment forshares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (ii) the NYSE is closed for other than customary weekend and holiday closings; (iii) the SEC has by order permitted such suspension; or (iv) an emergency exists as determined by the SEC. The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

INVOLUNTARY REDEMPTIONS. In addition to the situations described in the Prospectus under “Redeeming Your Shares” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $25,000 or more may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”). A shareholder may receive monthly or quarterly payments, in amounts of not less than $50 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Fund has the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectus, or are available by calling the Fund. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Shares – Signature Guarantees” in the Prospectus). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by the required number of authorized officers and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by the Fund upon 60-days’ written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-800-773-3863 or by writing to:

Giordano Fund

c/o NC Shareholder Services

116 South Franklin Street

Post Office Box 4365

Rocky Mount, North Carolina 27803-0365

REDEMPTIONS IN KIND. The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind. It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash. In such case the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in calculating the NAV per share. Shareholders receiving redemptions in kind would incur brokerage costs when these securities were sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any 90-day period, the lesser of (a) $250,000 or (b) 1% of the Fund’s NAV at the beginning of such period.

OTHER INFORMATION. If an investor realizes a gain on a redemption of Fund shares, reinvestment of the gain in Fund shares will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on a redemption of Fund shares, the reinvestment of the loss in Fund shares may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

SPECIAL SHAREHOLDER SERVICES

The Fund offers the following special shareholder services:

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Fund at the address shown above. Your request should include: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectus under the heading “Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Fund.

EMPLOYEES AND AFFILIATES OF THE FUND. The Fund has adopted initial investment minimums for the purpose of reducing the cost to the Fund (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, a reduced minimum initial investment of $1,000 applies to Trustees, officers, and employees of the Fund; the Advisor, and certain parties related thereto; including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

DEALERS. The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund. Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency such as the NASD. None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Plan to pay these expenses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted a policy that governs the disclosure of portfolio holdings. This policy is intended to ensure that such disclosure is in the best interests of the shareholders of the Fund and to address possible conflicts of interest. Under the Fund’s policy, the Fund and Advisor generally will not disclose the Fund’s portfolio holdings to a third party unless such information is made available to the public. The policy provides that the Fund and Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Fund makes available to the public a complete schedule of the Fund’s portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund’s fiscal quarter end and will remain accessible until the next fiscal quarter’s portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Fund at 1-800-773-3863. The Fund also files these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Fund’s Form N-CSR and Form N-Q are available on the SEC’s website at http://www.sec.gov/ and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports are filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports are included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The officers of the Fund and/or the officers of the Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and complete portfolio holdings as of the end of each calendar month. The Fund generally makes this information available to the public on a website at http://www.nottinghamco.com within ten days of the end of the calendar month and such information will remain available until new information for the next month is posted. The Fund may also send this information to shareholders of the Fund and to mutual fund analysts and rating and trading entities; provided that the Fund will not send this information to shareholders of the Fund or analysts or rating and/or trading entities until one day after such information has been publicly disclosed on the Fund’s website.

The officers of the Fund and/or the officers of the Advisor may share non-public portfolio holdings information with the Fund’s service providers that require such information for legitimate business and Fund oversight purposes, such as the Fund’s fund accountant and administrator, transfer agent, distributor, custodian, compliance services administrator, independent registered public accounting firm, and legal counsel as identified in the Fund’s Prospectus and SAI, and V.G. Reed & Sons, PrintGrafix (a division of Sunbelt Graphic Systems, Inc.), Riverside Printing, Inc., and PrinterLink Communications Group, Inc., financial printers the Fund may engage for, among other things, the printing and/or distribution of regulatory and compliance documents. The Fund and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Fund’s service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Fund currently does not provide non-public portfolio holdings information to any other third parties. In the future, the Fund may elect to disclose such information to other third parties if the Advisor determines that the Fund has a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The

Advisor, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Fund’s portfolio holdings information.

The Fund’s policy regarding disclosure of portfolio holdings is subject to the continuing oversight and direction of the Trustees. The Advisor and Administrator are required to report to the Trustees any known disclosure of the Fund’s portfolio holdings to unauthorized third parties. The Fund has not (and does not intend to) enter into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Fund and its shareholders from providing such information, which include the publication of Fund ratings and rankings.

NET ASSET VALUE

The NAV of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except when the NYSE closes earlier. The Fund’s NAV is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas. Any other holiday recognized by the NYSE will be considered a business holiday on which the NAV of the Fund will not be calculated.

In computing the Fund’s NAV, all liabilities incurred or accrued are deducted from its net assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the NAV per share of the Fund.

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of the Fund are valued as follows:

•

Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and that are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Options that are not traded on the valuation date are valued at the mean of the last bid price and last ask price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•

Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities and the allocable portion of any general assets with respect to the Fund and the classes of the Fund are conclusive.

The pricing and valuation of portfolio securities are determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In valuing the Fund’s total assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund’s Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders (or any particular category of shareholders). The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on United States federal income tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action and any such change may be made effective retroactively. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each series of the Trust, including the Fund, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (“Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, each series must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of each series must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, other income derived with respect to the series’ business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership. Any income derived by a series from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the series’ business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or the securities of one or more qualified publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. Through December 31, 2010, these qualifying corporate dividends are taxable at long-term capital gains tax rates. Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD which are attributable to certain dividend income received by the Fund.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend is received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each series of the Trust, including the Fund, will designate (i) any dividend of qualified dividend income as qualified dividend income, (ii) any distribution of long-term capital gains as a capital gain dividend, and (iii) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year. Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

If the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if they received it in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each series of the Trust, including the Fund, intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a series does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) at the Fund level. In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the series’ current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2008) of taxable dividends or of gross proceeds realized upon sale paid to shareholders (i) who have failed to provide a correct tax identification number in the manner required, (ii) who are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or (iii) who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.” Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI (or other applicable form) with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund’s contracts. Performance figures will be given for the recent one, five, or ten year periods or for the life of the Fund if it has not been in existence for any such periods. When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period. “Aggregate total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years, and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculations of average annual total return and aggregate total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of the Fund’s performance for any specified period in the future.

The average annual total returns before taxes on distributions of the Fund for the fiscal year ended September 30, 2007, and the period since November 7, 2005, date of commencement of operations of the Fund (“Inception”) through September 30, 2007 were 4.78% and 2.76%, respectively. The cumulative total return before taxes on distributions of the Fund since Inception through September 30, 2007 was 5.30%.

The average annual total returns after taxes on distributions of the Fund for the fiscal year ended September 30, 2007, and the period since Inception through September 30, 2007 were 4.78% and 2.76%, respectively. The cumulative total return after taxes on distributions of the Fund since Inception through September 30, 2007 was 5.30%.

The average annual total returns after taxes on distributions and sale of shares of the Fund for the fiscal year ended September 30, 2007, and the period since Inception through September 30, 2007 were 3.10% and 2.35%, respectively. The cumulative total return after taxes on distributions and sale of shares of the Fund since Inception through September 30, 2007 was 4.51%.

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Fund may compare its performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U. S. securities markets. Additionally, the Fund may compare its performance to other relevant market indexes, including the Russell 1000® Value Index, which measures the performance of the large-cap value segment of the U.S. equity universe and includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The Fund may also measure its performance against the appropriate Lipper Equity Index, which ranks the performance of mutual funds that have similar portfolio holdings and investment objectives. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Fund may also occasionally cite statistics to reflect its volatility and risk. The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Fund may also compare its performance to other reports of the performance of managed accounts of the Advisor. Of course, there can be no assurance the Fund will experience the same results. Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Fund’s performance fluctuates on a daily basis largely because net earnings and NAV per share fluctuate daily. Both net earnings and NAV per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

•

Lipper Analytical Services, Inc., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in NAV over a specific period of time.

•

Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Fund’s Prospectus to obtain a more complete view of the Fund’s performance before investing. Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and compute offering price. Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. The Fund may also disclose from time to time information about its portfolio allocation and holdings as of a particular date (including ratings of securities assigned by independent rating services such as S&P’s and Moody’s). The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the year ended September 30, 2007, including the financial highlights appearing in the Annual Report to shareholders, are incorporated by reference and made a part of this document.

APPENDIX A –DESCRIPTION OF RATINGS

The Fund may acquire from time to time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA – Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTOR SERVICE, INC. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings.There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. The rating AA denotes a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB – Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. A rating of DDD, D, and D indicates a default has occurred.

Short-Term Ratings.

F1 – Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 – Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 – Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B – Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy; and
(2)	the Advisor’s Proxy Voting and Disclosure Policy, including a detailed description of the Advisor’s specific proxy voting guidelines.

PROXY VOTING AND DISCLOSURE POLICY

GIORDANO INVESTMENT TRUST

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that each series of shares of the Giordano Investment Trust (“Trust”) listed on Exhibit A, attached hereto, (individually a “Fund” and collectively “Funds”), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures
A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

B.	Delegation to Fund’s Advisor

The Board believes that Giordano Asset Management, LLC (“Advisor”), as the Funds’ investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

1.	to make the proxy voting decisions for each Fund; and
2.

to assist each Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund. The Board shall also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by the Advisor.

C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure
A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Each Fund shall disclose this Policy, or a description of the Policy, to its shareholders by including it as an appendix to its Statement of Additional Information (“SAI”) on Form N-1A. Each Fund will also notify its shareholders in the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number. The Fund will send this description of the Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Funds will file Form N-PX with the SEC no later than August 31 of each year. Each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve-month period ended June 30.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy statements received regarding each Fund’s securities;
(iii)	Records of votes cast on behalf of each Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee
A.	General

The proxy voting committee of the Trust (“Proxy Voting Committee”) shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other
This Policy may be amended, from time to time, as determined by the Board.

Adopted this the 26th day of October, 2005.

EXHIBIT A

Series of Giordano Investment Trust

1. Giordano Fund

GIORDANO ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

1.	Background

The act of managing assets in client portfolios consisting of common stock normally includes the important function of voting proxies related to the stock. Investment advisors with such responsibility should implement procedures designed to ensure that proxies are voted in an appropriate manner.

Where Giordano Asset Management, LLC (“GAM”) has proxy voting authority, GAM has a fiduciary responsibility for voting the proxies in a manner that is in the best interests of its clients. The policies and procedures of GAM for voting proxies received by accounts managed by GAM are set forth below.

2.	Proxy Voting Policies

GAM shall vote proxies related to securities held by any client in a manner solely in the interest of the client. In general, GAM considers factors that relate to the client’s investment, including how its vote will economically impact and affect the value of the client’s investment. Proxy votes generally will be cast in favor of proposals that GAM believes maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. In voting on each and every issue, GAM and its employees shall vote in a prudent and diligent fashion and only after a careful evaluation of the issue presented on the ballot.

Specific guidelines for voting proxies are set forth in the Voting Guidelines on Exhibit A attached hereto (the “Voting Guidelines”), which Voting Guidelines are incorporated into this policy by reference.

3.	Proxy Voting Procedures
A.

Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), the investment advisor representative for the client’s account will be responsible for voting the proxies related to that account.

B.	All proxies and ballots will be logged in upon receipt and the materials will be forwarded to the appropriate investment advisor representative.
C.	The investment advisor representative will promptly vote proxies received in a manner consistent with this policy, including the Voting Guidelines.
D.	The investment advisor representative will note on the cover page of the proxy how he or she voted on each issue. The proxy will then be filed and become a part of the records of GAM.
4.	Delegation of Proxy Voting

The Advisor may delegate its responsibilities under these Proxy Voting Policies and Procedures to a third party proxy voting service, provided that the Advisor retains final authority and fiduciary responsibility for all proxy voting on behalf of the Giordano Fund (“Fund”). In the event that the Advisor so delegates its proxy voting responsibilities, the Advisor shall continually monitor the delegate's compliance with these Proxy Voting Policies and Procedures.

The Advisor’s delegate shall vote the Fund’s proxies in a prudent and timely fashion, only after careful evaluation of the issue(s) presented on the ballot and in a manner consistent with the terms of conditions of these Proxy Voting Policies and Procedures.

5.	Conflicts

While the nature of GAM’s business is unlikely to result in a conflict of interest (e.g. GAM is not engaged in brokerage, underwriting, investment banking activities, etc.), if GAM is aware of a conflict between the interests of a client and the interests of GAM or an affiliated person of GAM (e.g., a portfolio company is a client or an affiliate of a client of GAM), GAM will take the following steps:

A.	With respect to clients that are registered investment companies, GAM will notify the client of the conflict and will vote the client’s shares in accordance with the client’s instructions; and
B.

With respect to other clients, GAM will vote the proxy in accordance with the specifics of the Voting Guidelines (if addressed in the Voting Guidelines) or may abstain (if not addressed in the Voting Guidelines).

6.	GAM Disclosure of How to Obtain Voting Information

Rule 206(4)-6 of the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires GAM to disclose in response to any client request how the client can obtain information from GAM on how its securities were voted. GAM will disclose in Part II of its Form ADV that clients can obtain information on how their securities were voted by making a written request to GAM. Upon receiving a written request from a client, GAM will provide the information requested by the client within a reasonable amount of time.

Rule 206(4)-6 of the Advisers Act also requires GAM to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. GAM will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, GAM will provide a copy of this policy within a reasonable amount of time.

If approved by the client, this policy and any requested records may be provided electronically.

7.	Recordkeeping

GAM shall keep the following records for a period of at least five years, the first two in an easily accessible place:

A.	A copy of this Policy;
B.	Proxy Statements received regarding client securities;
C.	Records of votes cast on behalf of clients;
D.	Any documents prepared by GAM that were material to making a decision how to vote, or that memorialized the basis for the decision;
E.	Records of client requests for proxy voting information; and
F.	A record of each shareholder request for proxy voting information and GAM’s response, including the date of the request, the name of the shareholder, and the date of the response.

GAM shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the investment company by GAM and shall provide a copy of such record to the investment company upon request.

GAM may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by GAM that are maintained with a third party such as a proxy voting service, provided that GAM has obtained an undertaking from the third party to provide a copy of the documents promptly upon request GAM reserves the right to amend this policy without notice at anytime.

Adopted as of this 26th day of October, 2005

/s/ Joseph A. Giordano

Joseph A. Giordano, President

EXHIBIT A

GAM Proxy Voting Guidelines

The following are the proxy voting guidelines adopted by Giordano Asset Management, LLC (“GAM”, or “us”, “we”, or “our”) with respect to voting of proxies for private clients and voting of proxies for the Giordano Investment Trust. The effective date of these proxy voting guidelines is October 26, 2005.

1.	It is the policy of GAM to vote proxies in what we believe is the best interest of our clients.

2.

It is the policy of GAM to review all corporate actions outlined in proxy statements of companies that our clients own and to vote all proxies for clients that have elected to have us vote their proxies. The Giordano Investment Trust (investment company sponsored and managed by GAM) has delegated responsibility for voting securities owned by the Trust to GAM.

3.

In corporate governance matters, it is the policy of GAM to vote for resolutions and board members that we perceive as strengthening independent corporate governance (e.g. separating the roles of chairman of the board of directors and CEO, voting for independent board members and a lead director, etc.) and against provisions and directors that in our determination weaken the independence of corporate governance (e.g. staggering of board elections, “poison-pill” arrangements, requiring supermajority votes, board members that are relatives of management, changes in state of incorporation if we view the reincorporation as solely an attempt to move to a venue that weakens shareholder rights, etc.). If we believe that incumbent members of the board of directors have been or are currently ineffective, it is generally the policy of GAM to withhold our votes for such incumbent directors.

4.

In matters of board compensation, it is generally the policy of GAM to vote against compensation structures that grant options to directors, because it is our belief that option holders have different incentives from those of the shareholders they should represent.

5.

In matters of executive compensation, it is generally the policy of GAM to vote for provisions that truly align long-term incentives of executives and shareholders. It is generally our policy to vote against option plans that grant fixed price options.

6.	It is the policy of GAM to review proposals for capital structure changes, mergers, recapitalizations, etc., of the companies our clients own, and to assess each proposal on its merits.

7.	It is the policy of GAM to vote against shareholder resolutions seeking to address social issues. We believe these types of issues should be addressed in a different forum.